UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

VERUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On May 8, 2020, Verus International, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “May 8, 2020 Agreement”) with ZC Top Apparel Manufacturing (“ZC Top”) wherein the Company agreed to acquire 5,100,000 common voting shares of ZC Top, par value of One Pesos (P1.00) per share, representing 51% of the issued and outstanding common voting shares of ZC Top (the “Majority Interest”). Previously, in a binding letter agreement dated April 3, 2020 between the Parties, they agreed to transfer the Majority Interest upon the exercise of an exclusive option by the Company. The May 8, 2020 Agreement supersedes that letter, thereby completing the transfer of the Majority Interest on May 8, 2020, with additional funding by the Company into ZC Top to be at Company’s option.

The purchase price for the Majority Interest was $100,000, which was paid by the Company. Additional working capital can be provided by the Company when needed, from time to time in the form of purchase financing, letters of credit, bank guarantees, merchant cash advances or any other structure that may be required to facilitate the business.

The May 8, 2020 Agreement contained negotiated representations, warranties and covenants by the parties, which were customary for transactions of this type.

The foregoing description of the May 8, 2020 Agreement is only a summary and is qualified in its entirety by reference to the complete text of the May 8, 2020 Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

On April 3, 2019, the Company issued a press release announcing the entering into of the Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement dated May 8, 2020 by and between Verus International, Inc. and ZC Top Apparel Manufacturing, Inc.
99.1	Press release dated April 3, 2020*

*provided in Form 8-K filed on May 4, 2020 and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verus International, Inc.

Dated: May 8, 2020	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer